UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): August 20, 2013

MMRGLOBAL, INC.
 (Exact Name of Registrant as Specified in Charter)

DELAWARE	000-51134	33-0892797
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

4401 WILSHIRE BLVD., SUITE 200 LOS ANGELES, CA 90010
(Address of Principal Executive Offices) (Zip Code)

(310) 476-7002
 (Registrant's telephone number, including area code)

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03.   Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On July 17, 2013, the stockholders of MMRGlobal, Inc., a Delaware corporation (the "Company") approved an amendment to the Company's Amended and Restated Certificate of Incorporation (the "Charter Amendment") to increase the number of authorized shares of common stock from 950,000,000 to 1,250,000,000. The Company submitted the Charter Amendment to the Delaware Secretary of State's office on August 20, 2013, and the Charter Amendment became effective on the same day.

A copy of the Charter Amendment (as filed with the Delaware Secretary of State) is attached as Exhibit 3.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 9.01.   Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
3.1	MMRGlobal, Inc. Amendment to its Amended and Restated Certificate of Incorporation.

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MMRGLOBAL, INC.
August 23, 2013	By: /s/ Robert H. Lorsch Robert H. Lorsch Chief Executive Officer

EXHIBIT INDEX

Exhibit No.	Description
3.1	MMRGlobal, Inc. Amendment to its Amended and Restated Certificate of Incorporation. PDF